UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2026
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PLIANT THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39303	47-4272481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Oyster Point Blvd., South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 481-6770
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLRX	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report is incorporated into this Item 1.01 by reference.

Item 3.03     Material Modification to Rights of Security Holders.
On March 3, 2026, Pliant Therapeutics, Inc. (the “Company”) and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), entered into an Amendment to Stockholder Rights Agreement (the “Amendment”), amending the Stockholder Rights Agreement, dated as of March 12, 2025, between the Company and the Rights Agent (the “Rights Agreement”).
The Amendment changes the final expiration time of the Rights (as defined in the Rights Agreement) from 5:00 p.m., New York City time on March 11, 2026 to 5:00 p.m., New York City time on March 11, 2027. The Rights may still be earlier redeemed, exchanged or terminated in accordance with the terms of the Rights Agreement.
The extension of the final expiration time under the Rights Agreement is intended to reduce the likelihood that any entity, person or group is able to gain control of the Company through open market accumulation without paying all stockholders an appropriate control premium or providing the Board sufficient opportunity to make informed judgments and take actions that are in the best interests of the Company and all stockholders. The Rights Agreement was not amended in response to any specific takeover offer, and it is not intended to interfere with any merger or other business combination approved by the Board.
This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.2 hereto and incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1
Stockholder Rights Agreement, dated as of March 12, 2025, by and between the Company and Computershare Trust Company, N.A., as rights agent (which includes the Form of Rights Certificate as Exhibit B thereto) (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on March 13, 2025, File No. 001-39303)

4.2	Amendment to Stockholder Rights Agreement, dated as of March 3, 2026, by and between the Company and Computershare Trust Company, N.A., as rights agent (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLIANT THERAPEUTICS, INC.

Date: March 3, 2026	By:	/s/ Keith Cummings
Keith Cummings, M.D., MBA
Chief Financial Officer